                                                                 Exhibit 99.A.10

[LOGO OF MASSMUTUAL APPEARS HERE]               Life




            Part 1 (A10NY)

            Application Package - New York Version


            This application package may be used to apply for the following individual policies:

                . All New Non-Qualified Life Insurance Policies for One Insured


            --------------------------------------------------------------------
            Contents

                  This package includes:

                . Part 1 of Application

                . Investor Account Card for Variable Life

                . Agent's Statement

                . Temporary Life Insurance Receipt

                . MIB and Fair Credit Reporting Act Notice

            --------------------------------------------------------------------


            See additional information on reverse side



            Massachusetts Mutual Life Insurance Company and Subsidiaries Springfield MA 01111-0001

Notes On Using This Application Package
--------------------------------------------------------------------------------
Carefully review the Agent's Guide Booklet for specific instructions and details
                     ---------------------
for completing the application forms.

      . Any non-application pages that are not needed may be removed from the package.

      . Do not use this application for changes, additions or reinstatements, or for increases on universal life (UL) or variable life (VL) policies; instead, use the appropriate Change Application.

      . VL monies must be remitted immediately; do not hold them while completing requirements for other products being applied for concurrently.

      . Fully complete the Agent's Statement. Do not omit item 9 (Telephone
        Numbers).

      . If more space is needed in answering questions, use the "Remarks" sections included throughout the application.


Checklist
================================================================================
 For Enterprise Plus (Universal Life):
        [_] Do not use item 20(b), "Initial Additional Premium," for Section
            ------
            1035 Exchanges.

 For Variable Life Select (VL):
        [_] Do not use item 20(b), "Initial Additional Premium," for Section
            ------
            1035 Exchanges.
        [_] Complete and forward the Investor Account Card (IAC).
        [_] Give owner the current VL Select Prospectus.

 Signature Instructions for Part 1 of Application (Agreement and Signatures):
        [_] Proposed Insured must always sign (if under age 16, parent or legal guardian signs in that space).
        [_] Applicant, if different from the Proposed Insured, must also sign.
        [_] Owner must always sign at the bottom of the page, even if already
                       ------                                 ---------------
            signed as Insured or as Applicant.
            ---------------------------------

 For Conversion, Exchange, or Option Exercise:
        [_] In all cases, the Owner and any Assignee of the original policy sign on the right side of the signature area.
        [_] The Proposed Insured, if not the Owner of the original policy, must sign on the left side.
        [_] For Option Exercise, the Proposed Insured and the Owner must always sign, even if no additional amount of insurance is applied for.
                  --------------------------------------------------------

 For Prepaid Cases:
        [_] Complete the health questions on the Temporary Life Insurance
            Receipt.
        [_] If all health questions are answered "No":
               ---
            [_] Finish completing the Receipt and give Premium Payer Part to the client.
            [_] Obtain a separate check for VL Premium.
            [_] Obtain a separate check for Adjustable Life Insurance Purchase
                Rider (ALIR) payment.
        [_] If any health question is answered "Yes" or is left unanswered:
                                                     ---------------------
            [_] Do not take any monies.
                ------
            [_] Do not give the receipt.
                ------

 Give Client:
        [_] MIB and Fair Credit Notice, and
        [_] Buyer's Guide (if applicable).

APPLICATION NO.

                       LIFE INSURANCE APPLICATION (PART 1)
                 To Massachusetts Mutual Life Insurance Company
                      Springfield, Massachusetts 01111-0001

For:  [_] New Life Insurance Policy    [_] New Policy as Exchange of Term Insurance  [_] Conversion of Term Insurance
      [_] New Policy Under Guaranteed Insurability Option   [_] ______________________________
-----------------------------------------------------------------------------------------------------------------------
Client Data
-----------------------------------------------------------------------------------------------------------------------
1. Name of Proposed Insured first name                                                 middle name
   (hereinafter referred to [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]  [_][_][_][_][_][_][_][_][_][_]
   as Insured)              last name                                                               suffix (e.g., Jr.)
                            [_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]  [_][_][_]

2. Current Address                                                                      [_][_][_][_][_]--[_][_][_][_]
                            ------------------------------------------------------------
                            street & no.          city               state              zip

3. Prior Address                                                                        [_][_][_][_][_]--[_][_][_][_]
   (if within 5 years)      ------------------------------------------------------------
                            street & no.          city               state              zip

4. Business/Employer
    Name & Address          -------------------------------------------------------------------------------------------
                            name
                                                                                        [_][_][_][_][_]-[_][_][_][_]
                            ------------------------------------------------------------
                            street & no.          city               state              zip

5. Social Security Number   [_][_][_]-[_][_]-[_][_][_][_]             6. Date of Birth
                                                                                      ---------------------------------
                                                                                       mo.           day            yr.

7. [_] Male    [_] Female             8. Birthplace
                                                   -------------------------------

9. Citizen of USA   [_] Yes   [_] No  If "No," what country?                     Type of Visa     [_] Perm.   [_] Temp.

10. Applicant  [_] Owner    [_] Insured       [_] Other
                                                          -------------------------------------------------------------
                                                                 (Print full name and relationship to Insured)

11. Plan Account Name (Employer)                                      Plan Account No.
    (complete if applicable)    -------------------------------------                  --------------------------------
-----------------------------------------------------------------------------------------------------------------------
12. Owner(Select only one of (a) through (k).)((*)Print full name(s) and relationship(s) to the Insured.)
    (a) [_] Insured
  * (b) [_] Upon attainment of age ____________________________, the Insured shall become the Owner.
            Until then, the Owner shall be the Insured's __________________________________________________, if living, otherwise the Insured's ________________________________________________, if living, otherwise the Insured.
  * (c) [_] Lifetime Ownership in the Insured's ___________________________________________________________, if living, thereafter in the Insured's ________________________________________, if living, thereafter in the Insured.
  * (d) [_] Insured's _____________________________________________________________________________, or his/her estate.
  * (e) [_] Joint Ownership: _____________________________________________________________, or the survivor(s) of them.
    (f) [_] ______________________________________________________________as Trustee(s), or the then-acting Trustee(s), under the Trust Agreement dated ____________________. (Copy of signed Trust Agreement required.)
    (g) [_] Corporation ___________________________________________________________________, its successors or assigns.
    (h) [_] Business Associate/Business Partner ___________________________________________________, or his/her estate.
    (i) [_] Partnership_______________________________________________________________________________________________.
    (j) [_] Incorporated Charitable Organization __________________________________________, its successors or assigns.
  * (k) [_] Other (e.g., Non-Incorporated Charity, Custodian, or Tenancy-In-Common)

            -----------------------------------------------------------------------------------------------------------
    If the last Owner is other than the Insured and all Owners predecease the Insured, then the Owner shall be the estate of the last Owner to die unless otherwise requested.

13. Owner's (if other than the Insured) Soc. Sec. No. or Taxpayer ID No._______________________________________________
    (If more than one Owner, give name and Soc. Sec. No. of all Owners in 15.)

14. Owner's (if other than the Insured) Address
                                                                                        [_][_][_][_][_]-[_][_][_][_]
    ------------------------------------------------------------------------------------
    street & no.                         city                     state                 zip
15. Remarks

-----------------------------------------------------------------------------------------------------------------------

APPLICATION NO.                                                          Page 2
--------------------------------------------------------------------------------

16. Beneficiary (Select only one of (a) through (i).) (For all Beneficiaries, print full name(s) and relationship(s) to the Insured.) Payment to all Beneficiaries shall be made in one sum unless otherwise requested.

    (a) [_] Primary
                   -------------------------------------------------------------

                   -------------------------------------------------------------

            Secondary (optional)
                                ------------------------------------------------

                   -------------------------------------------------------------

                             ([_] AND any lawful children of the Insured
                    Select   ([_] AND any children born of the marriage of the
                                  Insured and said spouse
                   only one  ([_] AND any children born of the marriage of, or legally adopted by, the Insured and said
                                  spouse
                    option   ([_] *Trustee(s) under the Will of the Insured

            Tertiary (third to receive payment) (optional)
                                                          ----------------------

                   -------------------------------------------------------------

                   [_] issue per stirpes of:   [_] Primary Beneficiary(ies)
                                               [_] Secondary Beneficiary(ies)
                                               [_] Tertiary Beneficiary(ies)

    (b) [_] Estate of the Insured (Select only if Estate is Primary
            Beneficiary.)
    (c) [_] (*)Trustee(s) under the Will of the Insured (Select only if Trustee(s) under the Will is Primary Beneficiary)
    (d) [_] ____________________________________________________as Trustee(s),
            or the then-acting Trustee(s), under the Trust Agreement dated _________________________________________
    (e) [_] Corporation named in 12(g)
    (f) [_] Business Associate/Business Partner named in 12(h)
    (g) [_] Partnership named in 12(i)
    (h) [_] Incorporated Charitable Organization named in 12(j)
    (i) [_] Other_____________________________________________________________

    * "Trustee(s) under the Will of the Insured" means the then-acting Trustee(s) of the Trust under the Insured's Will that is probated. If no Will of the Insured is probated or no Trust is in effect under the Will that is probated, payment will be made to the Owner or to the estate of the Owner.

    Optional Provisions (for (a) and (f) only):

    UTMA/UGMA Custodian- During minority of the named child(ren),

    _______________________________________________ shall be Custodian for said
        (name of adult to act as Custodian)

    child(ren) under the________________ Uniform Transfers/Gifts to Minors Act.
                             (state)

    (If the Custodian is named for more than one child, the Custodian will act separately for each.)

    Option D, Monthly Interest
    Payments,for
    [_] Primary Beneficiary
    [_] Secondary Beneficiary
    [_] Tertiary Beneficiary
    (not available for any beneficiary
    for whom UTMA/UGMA is selected)

Deferral Clause for [_] Primary [_] Secondary [_] Tertiary Beneficiary(ies). Payment shall be made on the date [_] 30 days [_] __ days after the Insured's death.
Any beneficiary whose death occurs before such date will be considered as having predeceased the Insured.

    If two or more persons are the beneficiaries in any class, payment shall be made equally to them or equally to the surviving beneficiaries in that class unless otherwise requested. If percentages or fractions are indicated and any beneficiary dies before the Insured, any share due that beneficiary will be paid proportionately to the surviving beneficiaries in that class. If payment is made in one sum and there is no beneficiary entitled to payment when the Insured dies and the Insured is the Owner at that time, payment shall be made to the estate of the Insured; but if the Insured is not the Owner, payment shall be made to the Owner.

--------------------------------------------------------------------------------
 Life Insurance Data
--------------------------------------------------------------------------------

 17. Product
     [_] Whole Life                [_] 10-Year Level Term
     [_] Limited Pay WL_________   [_] APT
     [_] Enhanced Whole Life       [_] Variable Life
     [_] Modified Whole Life       [_] Universal Life
     [_]_________________________________________________

 18. Amount of Insurance (a or b)
    (a) Face Amount $___________________________________________
    (b) Face Amount purchased by a premium of
        $________________________________________ at premium frequency applied  for in 39.
        [_] This premium includes all riders.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Life Insurance Data (continued)
--------------------------------------------------------------------------------
19. Variable Life Net Premium Allocation (must total 100%)
    [_] MML Equity                 ______%
    [_] MML Money Market           ______%
    [_] MML Managed Bond           ______%
    [_] MML Blend                  ______%
    [_] GPA                        ______%
    [_] Opp. Capital Appreciation  ______%
    [_] Opp. Growth                ______%
    [_] Opp. Global Securities     ______%
    [_] Opp. Strategic Bond        ______%
    [_] ___________________        ______%

20. Variable Life and Universal Life

    (a) Planned Premium (at frequency) $_______________________

    (b) Initial Additional Premium $___________________________

    (c) Death Benefit Option (if applicable) [_] 1   [_] 2

21. Automatic Premium Loan [_] Yes [_] No
    (not available on Term or Variable Life)

22. Loan Interest Rate (where elective)
    [_] Adjustable   [_] 8%   [_] 6% (VL only)  [_] _____________%

23. Policy Date (optional)_____________________

24. To Save Issue Age (optional)_______________

--------------------------------------------------------------------------------
For Variable Life Insurance, the Applicant acknowledges:

    . Receipt of a prospectus for the policy applied for;

    . That the variable value of the policy may increase or decrease in accordance with the experience of the Separate Account(s);

    . That there are no minimum guarantees as to the variable value;

    . That the fixed value of the policy earns interest at a rate not less than a minimum specified rate; and

    . That the death benefit may be variable or fixed under specified conditions.

    Note: Illustrations of benefits including death benefits, account values, and cash surrender values are available upon request.
--------------------------------------------------------------------------------
25. If the policy applied for will be used in connection with an employer-sponsored plan involving both males and females, will the policy be issued on a Unisex basis? [_] Yes [_] No

26. Waiver Of Premium and Disability Benefit Riders on:
    [_] Insured (Disability Waiver) (not available on VL)
    [_] Insured (Disability Benefit)  (UL and VL only)
        Specified Monthly Amount ( VL only) $ _______________

    * [_] Applicant-Adult Insured (Disability Only)
    * [_] Applicant-Adult Insured (Death or Disability)
    * [_] Applicant-Juvenile Insured (Death Only)
    * [_] Applicant-Juvenile Insured (Death or Disability)
                         *  Complete Supplement A3300

27. Other Riders
    [_] Accid. Dth Ben $__________         [_] Guar. Insurability $____________
    [_] Add'l Life Ins. Purch. (ALIR) $__________________
    [_] Dth. Ben. Guar.
    [_] Ren. Term 1-Yr. $_________ [_]_____________________ $_______________
    [_] Life Insurance Supplement Rider (LISR)
        (a) Requested Supplemental Ins. Amt. $_________________________________
        (b) LISR Annual Premium              $_________________________________
        (c) LISR Lump-Sum Payment            $_________________________________
    [_] Cost Of Living Adj.: (a) Incr. Factor (xx.xx)_______ (b) Expiry Age____
    [_] Other Insured Term: (a) Name___________________ (b) Amt. $_____________
        (c) Qualified (spouse, child, adopted child, stepchild, self)
                                                                    [_] Y [_] N

28. Dividend Option (not available on Variable Life)
    [_] Paid-up Additions (not available on Term)
    [_] Reduce Premiums                [_] Cash
    [_] Accumulate at Interest         [_] Suppl. Insurance(EWL & LISR)
    [_] Dividend applied as Yearly            (not available on Term,
        Term Purchase with balance to:        EWL, or LISR)
        [_] Paid-up Additions  [_] Reduce Premiums
    [_] ____________________

29. ALIR Dividend Option
    [_] Paid-up Additions     [_] Same as Basic Policy
--------------------------------------------------------------------------------
30. Life Insurance currently applied for, contemplated, or now in force on the Insured in other companies. (Exclude amounts shown in 32(a).) If none, check here [_]

                                                                                                                          Currently
    Name of Other Company (No MassMutual or affiliates)                         Amount          Year(s) Issued      or   Applied For
------------------------------------------------------------------------------------------------------------------------------------

                                                                            $                                                 [_]
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                              [_]
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                              [_]
------------------------------------------------------------------------------------------------------------------------------------

31. Total amount of new insurance to be placed currently in all companies $______________________________

32. Replacement/Section 1035 Exchange (For each policy listed in (a), include completed replacement forms with this application.) (Do not complete for Term Conversions and Term Exchanges)
    (a) Will the insurance now being applied for replace or change, or is it intended to replace or change, any insurance or annuity, in whole or in part, issued by this or any other company? [_] Yes [_] No If "Yes," complete the following.

                    Company Name                          Policy Number          Product           Face Amount
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                 $
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

    (b) If the policy applied for is intended to qualify for a Section 1035 exchange, the approximate value of the policy to be exchanged is $___ and will be applied for on the new policy in the form of:
        [_] ALIR [_] LISR [_] Additional Premium (UL, VL) [_] Initial Premium (Other Life).
        (If exchanging another company's policy, the policy, a completed absolute assignment form, and the other company's blank surrender form should accompany this application.)

APPLICATION NO.                                                           Page 4

--------------------------------------------------------------------------------
                            Juvenile Data (ages 0-15)
--------------------------------------------------------------------------------
33. Total life insurance currently applied for, contemplated, or now in force on Insured's father/mother/siblings in all companies. (Name, age, relationship to Insured, and amount - explain if none)
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

34. Total life insurance now in force in all companies on Applicant if other than parent of Insured $_____________________

35. Does the Insured reside with the Applicant? [_] Yes [_] No If "No," the Insured resides with

     Name____________________________________ Relationship to Insured___________

36.  Remarks





--------------------------------------------------------------------------------
Conversion, Exchange, and Option Data
--------------------------------------------------------------------------------
                      Term Insurance Conversion or Exchange
--------------------------------------------------------------------------------

37.  (a) [_] Conversion of term insurance under policy(ies) numbered:___________
             _____________  _____________

             Date of New Policy(required)_______________Type of Term:___________

             _____________  _____________

             If not all of the term insurance is to be converted, complete the following.

                                                                                                             Balance to be
                  Policy Number        Name(s) of Term Rider(s) if applicable  Amount to be converted   Terminated   Continued
         ---------------------------------------------------------------------------------------------------------------------------

                                                                                                            [_]         [_]
         ---------------------------------------------------------------------------------------------------------------------------

                                                                                                            [_]         [_]
         ---------------------------------------------------------------------------------------------------------------------------


     (b) [_] Exchange of term insurance under policy(ies) numbered_____________

             [_] Term policy numbered ____________ is amended by adding the right to exchange the term insurance provided by the policy for new term insurance. It is to be exchanged for the new term insurance applied for in this application. The policy will terminate when this new policy takes effect. Any dividends to the credit of the exchanged policy will be paid in cash.
             [_] The ____________________ term rider under policy numbered
                 ____________ is amended by adding the right to exchange the term insurance provided by the rider for the new term insurance. It is to be exchanged for the new term policy applied for in this application. The rider will terminate when this new policy takes effect. If the existing policy has more than one term rider and not all of them are being exchanged, identify the one(s) being exchanged:_________________________
                 _____________________________________________________________

     The following applies to conversions only:

     (c) If the term insurance provides that ADB, GIO/IPR, and/or Waiver Of Premium are to be included in the new policy, the riders will be automatically included unless otherwise requested here: Do not include [_] ADB [_] GIO/IPR [_] Waiver Of Premium

     (d) [_] Policy(ies) listed above in (a) or (b) does not have rider(s) applied for in 27 (requires evidence of insurability).

     (e) [_] The Face Amount applied for in 18 is greater than the amount available for the conversion; this additional amount is $_____ (requires evidence of insurability).
--------------------------------------------------------------------------------
                         Guaranteed Insurability Option
--------------------------------------------------------------------------------

38.  (a) Option under Policy(ies) Numbered      Type of Option Date                  Amount Being Exercised
         _________________________________      [_] Regular   [_] Substitute             $ ____________________
         _________________________________      [_] Regular   [_] Substitute             $ ____________________
         _________________________________      [_] Regular   [_] Substitute             $ ____________________

     (b) [_] For Substitute Option Date
             Reason: [_] marriage [_] birth of child(ren)
             [_] adoption of child(ren)   Date of applicable event:_____________
     (c) [_] Face Amount applied for in 18 exceeds total of amounts being exercised under option; this additional amount is $ _______________ (requires evidence of insurability).

     (d) [_] Original policy(ies) does not have rider(s) applied for in 27(requires evidence of insurability).

--------------------------------------------------------------------------------
Payment Data
--------------------------------------------------------------------------------

39. Premium Payments
    (a)  Billing Type                               (b) Frequency
         [_]  Automatic Bank Account Withdrawal         [_]  Annual
         [_]  Regular                                   [_]  Semiannual
         [_]  Invoice/Franchise                         [_]  Quarterly
                                                        [_]  Monthly (not with
                                                             Regular)
                                                        [_]  ___________________

40. Premium Payer:      [_]  Insured      [_]  Owner    [_]  Other______________

    Mailing Address:    [_]  Insured's Home             [_]  Other______________

                        [_]  Insured's Business                   ______________

                        [_]  Owner's Address                      ______________

41. Has the first premium on the insurance applied for been paid?
    [_] Yes [_] No If "Yes," amount paid is $ __________________________________

--------------------------------------------------------------------------------
Personal Data Regarding the Insured
--------------------------------------------------------------------------------
42. (a) Has the Insured smoked cigarettes during the past
        12 months?                                                [_] Yes [_] No
    (b) If "No," has the Insured used tobacco or nicotine
        in any other form during the past 12 months?              [_] Yes [_] No
    (c) Has the Insured used tobacco or nicotine in any
        form during the past 3 years?
        (If "Yes," give details in 50.)                           [_] Yes [_] No
--------------------------------------------------------------------------------
          Complete the following only if Evidence of Insurability is required. Explain "Yes" answers in 50.
--------------------------------------------------------------------------------
43. (a) Insured's Occupation(s) and Exact Duties
        Occupation(s)                                 Exact Duties

        ------------------------------------------    --------------------------

        ------------------------------------------    --------------------------

    (b) Length of time with current employer________________ (If less than 6 mos., give name(s) of previous employer(s), occupation(s), duties, and dates of employment for last three years in 50.)

44. Insured's current driver's license no.____________________ State__________

45. Does the Insured now contemplate any foreign travel?          [_] Yes [_] No

46. Within the last 3 years has the Insured been, or does
    the Insured now expect to become, a pilot, student pilot,
    or crew member of any type of aircraft?
    If "Yes," complete Aviation Supplement A3310                  [_] Yes [_] No

47. Within the last 3 years has the Insured taken part in,
    or does the Insured now expect to take part in,
    underwater diving, hang gliding, para sailing,
    para kiting, parachuting, skydiving, mountain climbing,
    or organized racing by automobile, motorcycle, motorboat,
    or snowmobile, or any other form(s) of hazardous activity?
    If "Yes," complete Avocation Supplement A3320                 [_] Yes [_] No

48. Within the last 5 years has the Insured been in a motor
    vehicle accident, been convicted of operating a motor
    vehicle while under the influence of alcohol or other
    drugs, been convicted of a moving violation, or received a
    driver's license restriction or revocation?                   [_] Yes [_] No

49. Has the Insured ever been convicted of a felony?              [_] Yes [_] No

50. Remarks

APPLICATION NO.                                                           Page 6
--------------------------------------------------------------------------------
Agreement And Signatures
--------------------------------------------------------------------------------
The person(s) signing below agree that:

The Application - This is Part 1 of an application for Life Insurance. The application includes any Part 2 that may be required and any amendments and supplements to either Part. To the best of the knowledge and belief of the person(s) signing below, all statements in this Part 1 are complete and true and were correctly recorded. Each person signing below adopts all of the statements made in the application and agrees to be bound by them.

Company, as used in this Application, refers to Massachusetts Mutual Life Ins.
Co.

Liability of Company - The insurance applied for will not take effect unless each of the applicable conditions is met:

   1. For all cases:The first premium has been paid during the lifetime of all
      -------------
      persons to be insured by the policy and the application has been approved by the Company at its Home Office/Principal Administrative Office.

   2. For insurance purchased under a guaranteed insurability rider or
      ----------------------------------------------------------------
      agreement: The first premium must be paid within the time period specified
      ----------
      in the rider or agreement. If all applicable conditions are met, the insurance purchased under such rider or agreement becomes effective according to its terms.

   3. For conversion or exchange: The policy that provides the insurance being
      --------------------------
      converted or exchanged must be received by the Company at its Home Office/Principal Administrative Office. The first premium may be reduced by any conversion allowances permitted. If all applicable conditions are met, the insurance purchased under an exchange or conversion becomes effective, and coverage being converted or exchanged terminates, on the Issue Date of the policy applied for.

   4. For insurance not provided for in 2 or 3 above: The first premium may be
      -----------------------------------------------
      paid to the agent in exchange for a Temporary Life Insurance Receipt signed by that agent. If this is done, the Company shall be liable only as set forth in that Receipt. If not, (i) the policy must be delivered to the person named as Owner therein; and (ii) at the time of payment and delivery, all statements that relate to the insurability of all persons to be insured under the policy are complete and true as though they were made at that time.

Authority of Agents - No agent can change the terms of this application or any policy issued by the Company. No agent can waive any of the Company's rights or requirements or extend the time for any payment.

Changes and Corrections - Any change or correction of the application will be shown on an Amendment of Application attached to the policy. Acceptance of any policy issued shall be acceptance of any change or correction of the application made by the Company. However, any correction or change of amount, classification, plan of insurance, or riders applied for in this application must be agreed to in writing.

Authorization To Obtain And Disclose Information (For The Insured And/Or Applicant) - I have received the Notice about the Medical Information Bureau, Inc. (MIB). I have also received the Notice about the Fair Credit Reporting Act. I understand and authorize an investigative report to be made. This report may include information about my character, general reputation, personal characteristics, and mode of living. I hereby authorize certain parties that have any records or knowledge of me and my health (or my children and their health if juvenile insurance), to make such information available to the Company and its reinsurers. These parties include: any licensed physician, medical practitioner, hospital, clinic, other medical or medically related facility, insurance company, the MIB, or other organization. I agree that a photocopy or facsimile of this authorization may be used to obtain information.

--------------------------------------------------------------------------------
    ANY POLICY ISSUED AS A RESULT OF A MATERIAL MISSTATEMENT OR OMISSION OF MATERIAL FACTS MAY BE VOIDED, AND THE COMPANY'S ONLY OBLIGATION SHALL BE
                           TO RETURN PREMIUMS PAID.
--------------------------------------------------------------------------------

                      For All Cases                                    For Conversions, Exchanges, and Option Purchases
 Proposed Insured (if age 16 or older)                         Owner of Original Policy

-----------------------------------------------------------    ------------------------------------------------------------------
 Applicant, as given in 10 (if not Proposed Insured)                        Assignee of Original Policy

-----------------------------------------------------------    ------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Signed at                                                                         on
           -----------------------------------------------------------------------    ------------------------------------------
                   city                                                state                       date
-----------------------------------------------------------------------------------------------------------------------------------
 General Agent submitting application (Agcy. No.)     Agent who actually solicited this application         (print name here)

-------------------------------------------------     ---------------------------------------------   ---------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 A10NY197      Massachusetts Mutual Life Insurance Company and affiliated insurance companies   Springfield MA 01111-0001

Taxpayer Identification - The Owner of the policy applied for herein certifies, under penalties of perjury, that: (i) the number referred to in 5 or 13 of this application is his/her correct Taxpayer Identification Number (or he/she is waiting for a number to be issued); and (ii) he/she is not subject to backup withholding either because he/she has not been notified by the Internal Revenue Service (IRS) that he/she is subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified him/her that he/she is no longer subject to backup withholding. If the IRS has notified the Owner that he/she is subject to backup withholding and he/she has not received notice from the IRS that backup withholding has terminated, he/she should strike out the language here in (ii) that he/she is not subject to backup withholding due to notified payee underreporting.

                                                  on
--------------------------------------------------  ----------------------------
Signature of Owner of New Policy                               Date

APPLICATION NO.
                   Massachusetts Mutual Life Insurance Company
                       and Affiliated Insurance Companies
                              Investor Account Card

This suitability form is required for all variable products unless otherwise directed.
--------------------------------------------------------------------------------
1.  Owner's Name
                ------------------------------------------------------------
2. Approximate net worth (exclusive of home, furnishings, and automobiles)

   -------------------------------------------------------------------------

For non-individually owned contracts, leave 3 through 9 blank.

3.  Number of Dependents
                         ---------------------------------------------------
4.  Age(s) of Dependents
                         ---------------------------------------------------
5.  Owner's Date of Birth
                          --------------------------------------------------
6. Estimated current annual household income
 ----------------------------------------------------------------------
            Earned                             Unearned
       $                                  $
        --------------                     ---------------
 ----------------------------------------------------------------------

7.  Name of Owner's Employer
                            ------------------------------------------------

8.  Owner's Occupation
                      ------------------------------------------------------

                          no. & street        city      state       zip
9.  Address of Employer
                        ----------------------------------------------------

10. Is Employer a member of the NASD?

    [_] Yes     [_] No

11. Owner's estimated Federal Income Tax bracket

    [_] 15%  [_] 28%   [_] 31%    %
                                   ------

12. Investment Objectives: (check all that apply)
    [_] Growth of Assets
    [_] Retirement Income
    [_] Conservation of Principal
    [_] Tax Sheltered Accumulations
    [_] Other (specify)
                        ------------------------------------

13. I am comfortable assuming: (check all that apply)
    [_] Low Risk
    [_] Moderate Risk
    [_] High Risk
    [_] Other (specify)
                        ------------------------------------

14. Source of Funds:
    [_] Current Income
    [_] Personal Savings
    [_] CD/Money Market Fund
    [_] Qualified Plan Distribution
    [_] Mutual Fund Redemption
    [_] Insurance Proceeds
    [_] IRA Rollover
    [_] Other (specify)
                        ------------------------------------

If the owner of this contract is other than an individual, i.e. trust, guardian, conservator, etc., substantiating documents that include authorized signatures must be submitted.

15. Comments:



16. To the best of my knowledge, the above answers are true and correctly recorded. I believe the contract or policy applied for is suitable for my investment objectives.

    ---------------------------------------            -------------------
           Signature of Owner                                   Date
--------------------------------------------------------------------------------
17. Attestation of Registered Representative
    The Owner listed above has been informed of the risks involved in this investment, and I certify that I have reasonable grounds for believing that this contract or policy is suitable for the Owner's objectives.

    ---------------------------------------            --------------------
    Signature of Registered Representative                      Date
--------------------------------------------------------------------------------
18. Home Office Use Only

    ---------------------------------------            --------------------
      Approval of Authorized Principal                          Date

    Comments:


--------------------------------------------------------------------------------

APPLICATION NO.                 AGENT'S STATEMENT
--------------------------------------------------------------------------------
Complete for all cases
--------------------------------------------------------------------------------

Additional Issue Information

1.  Is best underwriting class anticipated?             [_] Yes [_] No

2. If Insured's name is to appear on the policy other than as "First Name-Middle Initial-Last Name," specify below

    ------------------------------------------------------------------------

3.  (a) Is application from a new premium-payer client to the company?
                                                        [_] Yes [_] No

    (b) If the Insured is a previous client, give the Client Identification No.

        ------------------------------

4. How long have you known the Insured? ________________________________________

5. How well do you know the Insured?
   [_] Very well [_] Casually [_] Met on solicitation (Give details in 22.)

6. (a) Insured's Annual Earned Income         Actual   Agent Estimate
                        ------                ------   --------------

       $                                        [_]         [_]
         -------------------------------
   (b) Insured's Annual Unearned Income
                        --------
       $                                        [_]         [_]
         -------------------------------
   (c) Spouse's Total Annual Income
       $                                        [_]         [_]
         -------------------------------

   (d) Insured's Net Financial Worth
       $                                        [_]         [_]
         -------------------------------

7.  Insured's Marital Status
    [_] Single [_] Married [_] Widowed [_] Divorced

8.  Do you have any knowledge of a present disability of the Insured?
                                                        [_] Yes  [_] No
                                                      (If "Yes," explain in 22.)

9.  (a) Soliciting Agent telephone (if different from agency)

            -    -
        ---- ---- --------

    (b) Insured's telephone (Best time of day to call _________________)

        Home     -    -         Business     -    -
             ---- ---- ------            ---- ---- ------

10. (a) To the best of your knowledge, during the last six months has any policy on the life of the Insured been, or if the application is approved is it contemplated that any policy will subsequently be, surrendered or otherwise terminated, lapsed, or placed on other than a premium-paying basis, rewritten to release cash values, reduced in amount or term of coverage, assigned as collateral for a loan, or subjected to borrowing of loan values?

                                                        [_] Yes [_] No
                                             (If "Yes," complete the following.)

         Company Name         Policy Number      Product      Face Amount
     -----------------------------------------------------------------------
                                                             $
     -----------------------------------------------------------------------
                                                             $
     -----------------------------------------------------------------------
                                                             $
     -----------------------------------------------------------------------

    (b) Have you delivered the appropriate replacement form?
                                                        [_] Yes [_] No

    (c) Is a copy of the sales illustration used being forwarded with this
        application?                                    [_] Yes [_] No

11. If ALIR is requested, to the best of your understanding ALIR payments will be [_] for one year [_] on a continuing basis

12. (a) Will dividends from any existing MassMutual Policy be used to pay all or part of the initial premium on this policy?
                                                        [_] Yes [_] No
                                               (If "Yes," complete Form F5341.)

    (b) Will initial premium be paid by a loan from any MassMutual policy?
                                                        [_]Yes [_] No
                                               (If "Yes," complete Form F5341.)
--------------------------------------------------------------------------------
Information About This Sale

13. Was this application taken by mail? [_] Yes [_] No

14.Supporting information for a business-related sale
   (a) Business is a:
   [_] Sole Proprietorship  [_] Partnership   [_] Corporation
       Year established           No. of employees
                       ----------                  --------------
   (b) If policy is to be owned by a business or business associate, give names of the other officers or partners and the amount of insurance the business now carries on their lives. (If any officers or partners are not insured, explain in 22.)

          Name                      Title             Amount

                                                   $
----------------------------   -----------------    ------------
                                                   $
----------------------------   -----------------    ------------
                                                   $
----------------------------   -----------------    ------------

15. (a) Is this part of a multi-life case?             [_] Yes [_] No
    (b) If yes, total number of applications_________
    (c) Was census submitted to Home Office?           [_] Yes [_] No
    (d) Guaranteed Acceptance Prog. for Exec. (GAPE)?  [_] Yes [_] No
    (e) Is any policy to be part of a:
        [_] Pension/Profit Sharing Plan  [_] Split Dollar Plan

16. If Split Dollar, Method:
    [_] Endorsement  [_] Collateral Assignment

17. Primary purpose of insurance (check one only)
    Personal Needs:
    [_] Mortgage Cancellation    [_] Retirement       [_] Estate Taxes
    [_] Income for Dependents    [_] Education Fund   [_] Gifts/Bequests
    [_] Other Personal Needs (Explain in 22.)

    Business Needs:
    [_] Stock Redemption     [_] Cross Purchase
    [_] Key Employee         [_] Deferred Compensation
    [_] Sec.162 Bonus Plan   [_] Other Business Needs (Explain in 22.)

Agent and Compensation Information
18. (a) Are you the Proposed Insured?                       [_] Yes [_] No
    (b) Is Insured your spouse/child/parent/sibling?        [_] Yes [_] No

19. If you are not a full-time MassMutual Agent, what is your primary company affiliation?

20. List below the agent(s) who will receive commissions. If more than one, enter percentage applicable to each.
       Agent's Name       Ident. Code    First Yr. %      Ren'l %
   1.
     ------------------  -------------  -------------  -------------
   2.
     ------------------  -------------  -------------  -------------
   3.
     ------------------  -------------  -------------  -------------
   4.
     ------------------  -------------  -------------  -------------
   5.
     ------------------  -------------  -------------  -------------
   6.
     ------------------  -------------  -------------  -------------
                                             100%           100%

21. If the sale of this policy will be credited to more than one General Agency, specify below:
        Agency Name              Agency No.            % of Split

     ------------------  -------------------------  ----------------

     ------------------  -------------------------  ----------------
                                                           100%
22. Remarks

--------------------------------------------------------------------------------

Date                   Signature of Soliciting Agent
    ------------------                              -------------------------
--------------------------------------------------------------------------------

APPLICATION NO.

                        TEMPORARY LIFE INSURANCE RECEIPT

                   To Massachusetts Mutual Life Insurance Co.
                     Springfield, Massachusetts 01111-0001

 Person(s) Proposed
 for Insurance      ------------------------------------------------------------
 (please print)       Last Name   First Name   Initial   Suffix (e.g., Jr., III)


                    ------------------------------------------------------------

                      Last Name   First Name   Initial   Suffix (e.g., Jr., III)
================================================================================

Health Questions

(If more than one person is proposed for insurance and a "Yes" answer applies to either one, the question must be answered "Yes." No agent is authorized to accept premium if any of the questions are answered "Yes" or left unanswered.)

Has the Proposed Insured(s):

1.Ever been treated for, or been diagnosed by a member of the medical profession
  as having cancer, stroke, or disease of the heart?         [_] Yes  [_] No
2.In the last 10 years applied for life insurance
  and been declined, postponed, rated, or restricted?        [_] Yes  [_] No
3.In the last 90 days been admitted, or been
  advised by a member of the medical profession to be
  admitted, to a hospital or other medical facility?         [_] Yes  [_] No
4.Ever been treated for, or been diagnosed by a member of
  the medical profession as having, a deficiency of the
  immune system such as acquired immune deficiency
  syndrome (AIDS)?                                           [_] Yes  [_] No

 R10NY197  (Company Part)                          (continued on reverse side)

--------------------------------------------------------------------------------

 1296067011             TEMPORARY LIFE INSURANCE RECEIPT
 APPLICATION NO.

Company:  Massachusetts Mutual Life Insurance Co., Springfield,
          Massachusetts 01111-0001

Payment in the amount of $          for life insurance on
                          __________                     _______________________

--------------------------------------------------------------------------------
                       Print Name of Proposed Insured(s)
was received by                             on                                 .
                ___________________________    ________________________________
                     Agent's Signature                        Date

IMPORTANT: THIS RECEIPT PROVIDES A LIMITED AMOUNT OF LIFE INSURANCE FOR A LIMITED PERIOD OF TIME. THE LIFE INSURANCE IS SUBJECT TO THE PROVISIONS OF THIS RECEIPT. NO LIFE INSURANCE GOES INTO EFFECT UNDER THIS RECEIPT UNLESS (i) ALL HEALTH QUESTIONS WERE ANSWERED "NO" AND (ii) PART 1 OF THE APPLICATION FOR LIFE INSURANCE HAS BEEN COMPLETED AS OF THE DATE OF THIS RECEIPT. NO LIFE INSURANCE GOES INTO EFFECT UNDER THIS RECEIPT FOR AMOUNTS APPLIED FOR UNDER CONVERSION OR GUARANTEED-INSURABILITY OPTIONS.

--------------------------------------------------------------------------------
Temporary Life Insurance

Subject to the limitations stated in this receipt, the temporary life insurance provided by this receipt becomes effective as of the date of this receipt.

The temporary life insurance provided by this receipt continues to, but not including, the earliest of:
1.The date 60 days after the date the temporary life insurance becomes effective;
2.The date the life insurance applied for is approved;
3.The date a policy, other than as applied for, is presented to the applicant for acceptance or rejection;
4.If the application is rejected, the date 5 days after the Company mails the notice of rejection and refund of the payment made or, if earlier, the date the premium payer actually receives the notice and refund;
5.The date the premium payer requests from the Company a refund of the amount paid under this receipt.

If benefits are payable under the policy issued pursuant to the application for insurance, no benefits are payable under this receipt.

(continued on reverse side)

(Premium Payer Part)

COMPANY'S LIABILITY

Subject to the provisions of this receipt, the amount of temporary life insurance is equal to the amount of life insurance applied for, including any riders. However, the amount of temporary life insurance plus the life insurance under any other receipt(s) the Company has outstanding on each person proposed for insurance cannot exceed the following limits:

           Age(*)           Limit               Age(*)          Limit
          under 56        $1,000,000             66-70        $250,000
            56-60           750,000              71-75         100,000
            61-65           500,000             over 75              0

     (*)Age means the age, on the birthday nearest the date of this receipt, of each person proposed for insurance.

These limits include amounts under any accidental death benefit agreement or rider applied for. If the amount of insurance applied for exceeds these limits, the Company's only liability for the excess will be to return the amount of payment made for it.

If any Proposed Insured commits suicide, the Company's only liability under this receipt is to refund the payment made.

If the check or draft received in payment for the premium is not honored when first presented for payment, coverage under this receipt is void.

CONTESTABILITY

We rely on all statements made by or for the Proposed Insured(s) in this receipt and in the application. The Company can contest the validity of the temporary life insurance for any material misrepresentation of fact either in the health questions stated in this receipt or in the application numbered above.

AUTHORITY OF AGENT

No agent can change the terms of this receipt, or the application, or any policy issued by the Company. No agent can waive any conditions or extend the time requirements to meet them. No agent is authorized to accept premium before Part 1 of the application for life insurance has been completed. No agent is authorized to accept premium if any of the health questions stated on the Company Part of this receipt are answered "Yes" or left unanswered.

R10NY197 (Premium Payer Part)

--------------------------------------------------------------------------------
Payment in the amount of $            was received on
                          ------------               ---------------------------
                                                               Date

AGREEMENT AND SIGNATURES
The person(s) signing below agree that:
They have received and read (or had read to them) the receipt detached from this form for the amount indicated above. They understand and agree to its terms and conditions. They also understand that if they have requested a later policy date they may be waiving certain rights and guarantees under this receipt. To the best of their knowledge and belief, the answers to all health questions stated on the reverse side are complete and true and were correctly recorded before they signed their name(s) below.

-----------------------------------
Premium Payer

-----------------------------------     ---------------------------------------
Person(s) Proposed for Insurance
(if different)

Signed at                                                on
          ----------------------------------------------    -------------------
                    City                  State                     Date

(Company Part)

               Notice To Insured And/Or Applicant For Insurance

Thank you for applying for insurance with us. We will give your application prompt consideration and will notify you of our action as soon as possible.

In addition to your answers on the application, we must also consider information from other sources. These sources may include results of a physical examination, an investigative consumer report, and reports from doctors who have attended you or from hospitals where you have been treated.

MEDICAL INFORMATION BUREAU NOTICE -Information regarding your insurability will be treated as confidential. We or our reinsurers may, however, make a brief report thereon to the Medical Information Bureau, Inc., a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply that company with the information it may have in its files.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. Unless the Medical Director feels that it is in your best interest to disclose this information to your physician, it will be disclosed directly to you. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112, telephone number (617) 426-3660. We or our reinsurers may also release information in our file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.

The purpose of the Bureau is to protect its member companies and their policyholders from the costs created by people who try to hide facts about their insurability. Information furnished by the Bureau cannot be used as a basis for evaluating risks. However it may be used to alert us to the possible need for further investigation. THE BUREAU DOES NOT HAVE MEDICAL REPORTS FROM HOSPITALS AND DOCTORS. THE INFORMATION IN ITS FILES DOES NOT SHOW WHETHER AN INSURANCE APPLICATION WAS ACCEPTED, PLACED IN AN INCREASED PREMIUM CLASS OR DECLINED. (This Notice is only valid where permitted by law).

FAIR CREDIT REPORTING ACT NOTICE - As previously noted, an investigative consumer report may be made on you. It will cover information about your insurability, including information regarding your character, general reputation, personal characteristics and mode of living. The information may be obtained through personal interviews with you, an adult family member, friends, neighbors and associates. You may send us a written request for a complete and accurate disclosure of the nature and scope of any report that is made.

If requested, we will be happy to let you know whether or not we asked for an investigative consumer report to be made. If we did, we will also tell you the name and address of the consumer reporting agency that furnished the report. By contacting that agency, you may inspect and receive a copy of the report.

OUR PURPOSE - Part of our basic Company purpose is to provide insurance at the lowest possible cost. The underwriting process is necessary both to assure this low cost and to make sure that each policyholder contributes his or her fair share of the cost. The procedures described above benefit you as a policyholder, because they assist us in providing your insurance at the lowest possible cost.

[LOGO OF MASSMUTUAL THE BLUE CHIP COMPANY APPEARS HERE]

                                            Adult
                                            Form


Application
Part 2 (A50NY) - New York Version

This application may be completed for all products when the Proposed Insured's insurance age is 16 years or older. (Use Juvenile Form Part 2, A55NY, for ages 0 through 15).

--------------------------------------------------------------------------------
 Contents

        Part 2 of Application:

      . For use by an Authorized Agent with Non-Medical Privilege

      . For use by an Authorized Examiner
--------------------------------------------------------------------------------

See additional information on reverse side

Massachusetts Mutual Life Insurance Company and affiliated insurance companies Springfield MA 01111-0001

There is a direct relationship between providing complete and accurate medical history and facilitating the underwriting and issue cycle so that clients receive the best possible service.

Avoid The Common Reasons For Delays In Processing
================================================================================

1. If amount limits, underwriting requirements, etc. qualify the Proposed Insured non-medically, do not have the client examined.

2. Answer all questions completely -
   . Ensure that all required questions are answered. Don't skip any "yes / no" questions.

   . Fully describe all medical history and findings.

   . A history should be described thoroughly but concisely so that the "who, what, when and why" are clear to the reader.

   . When the Proposed Insured is unclear as to the specifics, try to include as much information as possible, particularly as to the relevant dates, names and addresses of physicians, hospitals, etc.

   . In "Explanatory Details and Remarks," reference to the precise "Question
                                                            -------
     Number" is important. For example, if reference is to a question with more than one part, do not enter the Question Number as "5"; use "5c" even though it may seem obvious which part of the question is being referred to.

3. Ensure that all necessary signatures have been obtained (Proposed Insured, Witness, Examiner) and, where forms require dating, the dates have been included.

General Instructions
================================================================================

    Medical
    -------

    . When scheduling an exam, furnish the client with the name of the soliciting agent, agency name and number and the total amount of insurance applied for so this information may be included by the examiner at the bottom of page 3.

    . If an examiner has not previously been authorized by the Home Office, authorization should be obtained from the Medical Examiner's Section of New Business before the exam is performed. Form M1300, Explanation of
                   ------
      Using Unauthorized Examiner, should also be completed.

    Non-medical
    -----------

    . If the Proposed Insured is a member of the agent's immediate family, the
      "Witness" area of the Part 2 is to be signed by the agent and either the
                                                                ---
      General Agent or the authorized Manager.

APPLICATION NO.

                             APPLICATION (PART 2)
                      To:Massachusetts Mutual Life Ins. Co.
                      Springfield, Massachusetts 01111-0001

--------------------------------------------------------------------------------
Personal Information
--------------------------------------------------------------------------------
In all cases, the terms "you" and "your" refer to the Proposed Insured.

1. a. Full name of Proposed Insured

First Name
[_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]

Middle Name
[_][_][_][_][_][_][_][_][_][_][_][_][_][_]

Last Name
[_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_][_]

Suffix
[_][_][_] (e.g. Jr., III)
                           mo.           day          yr.

b. Date of Birth
                 ---------------------------------------------------------------

c. Client ID (if known)
                       ---------------------------------------------------------

d. Social Security No. [_][_][_]-[_][_]-[_][_][_][_]

--------------------------------------------------------------------------------
Do not complete 2 if being medically examined.

2. a.Height in shoes        ft.      in.
                    --------   ------
   b.Weight (clothed)            lbs.
                     ------------
   c.Loss in weight in the past year?     [_] Yes  [_] No

     If "Yes," Amount       lbs.   Reason
                     -------             ---------------------------------------
--------------------------------------------------------------------------------
                     Age if   Age at
3. Family History    Living    Death     Cause of Death
--------------------------------------------------------------------------------
   a.Father
--------------------------------------------------------------------------------
   b.Mother
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
General Health

If "Yes" to any question, please explain in 11 below.           Yes      No

 4.  Have any of your parents, brothers or sisters:
     a. had cardiovascular disease prior to age 60?.......      [_]      [_]
     b. ever had diabetes, kidney disease, or other
        familial disorder?................................      [_]      [_]

 5.  a. Have you smoked cigarettes in the past 12 months?.      [_]      [_]
     b. If "No," have you used tobacco or nicotine in any
        other form during the past 12 months?.............      [_]      [_]
     c. Have you used tobacco or nicotine in any form
        during the past 3 years?..........................      [_]      [_]

 6.  Have you ever received any treatment in relation
     to alcoholism or use of alcohol?.....................      [_]      [_]

 7.  Have you ever used barbiturates, narcotics, cocaine
     or other controlled substances not prescribed by
     a physician?.........................................      [_]      [_]

 8.  Have you applied for life or health insurance and
     been declined, postponed, rated or restricted in the
     last ten years?......................................      [_]      [_]

 9.  Have you ever requested or received a pension,
     benefits, or payment because of an injury, sickness
     or disability?.......................................      [_]      [_]

 10. Have you been treated for, or been diagnosed by a
     member of the medical profession as having, a
     deficiency of the immune system such as acquired
     immune deficiency syndrome (AIDS) or AIDS related
     complex (ARC)?.......................................      [_]      [_]

--------------------------------------------------------------------------------
11.  COMPLETE 11 FOR EACH "YES" ANSWER IN 4 - 10 ABOVE
--------------------------------------------------------------------------------
   Question
    Number               Explanatory Details and Remarks
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                          Page 2
APPLICATION NO.
--------------------------------------------------------------------------------
 Medical History
--------------------------------------------------------------------------------
          Complete 29 Below For Each Medical History Checked in 12 - 27
For Questions 12 - 27, have you ever been advised of, treated for, or had any known indication of:
--------------------------------------------------------------------------------
12. ASTHMA OR BRONCHITIS
         [_] Not Applicable
  Type:
     a - [_] Asthma
     b - [_] Bronchitis
     c - [_] Chronic Bronchitis
     d - [_] Other
                  -----------------
                       (specify)
 Yes   No
 [_]  [_] Wheezing between acute attacks?
 [_]  [_] Are the symptoms continuing?
--------------------------------------------------------------------------------
13. ARTHRITIS
         [_] Not Applicable
   Type:
     a - [_] Degenerative / Osteoarthritis
     b - [_] Rheumatoid
     c - [_] Gouty
     d - [_] Other
                  -----------------
                      (specify)

Bones or joints involved
                        -------------

--------------------------------------------------------------------------------
14. ULCER
         [_] Not Applicable
  Type:
     a - [_] Duodenal
     b - [_] Gastric (stomach)
     c - [_] Other
                  ----------------
                      (specify)

     Yes  No
     [_]  [_] Have you had a bleeding ulcer?
     [_]  [_] Do you now have symptoms?
     [_]  [_] Was surgery required?
--------------------------------------------------------------------------------
15. COLITIS OR ILEITIS
         [_] Not Applicable

   Type:
     a - [_] Spastic or Mucous Colitis
     b - [_] Ulcerative Colitis
     c - [_] Crohn's Disease (Ileitis)
     d - [_] Other
                  ----------------
                     (specify)

      Yes   No
      [_]  [_] Was there associated bleeding?
      [_]  [_] Do you now have symptoms?
--------------------------------------------------------------------------------
16. CYSTS
         [_] Not Applicable

a - Type:
         ---------------------
               (specify)

       [_] Check here if removed

    Pathology:
       [_] Benign (non cancerous)
       [_] Malignant (cancerous)

b - Type:
         ---------------------
               (specify)

       [_] Check here if removed

    Pathology:

       [_] Benign (non cancerous)
       [_] Malignant (cancerous)

------------------------------------------------------------------------------------------------------------------------------------

17. Disorder of:
    a- [_] Eyes                 b- [_] Ears                c- [_] Nose                    d- [_] Throat
    e- [_] None of These
------------------------------------------------------------------------------------------------------------------------------------

18. a- [_] Spine                c- [_] Back                e- [_] Muscles                 g- [_] Joints
    b- [_] Bones                d- [_] Neck                f- [_] Nerves (incl. Neuritis) h- [_] None of These
------------------------------------------------------------------------------------------------------------------------------------

19. a- [_] Fainting             c- [_] Convulsions         e- [_] Recurrent Headache      g- [_] Nervous Disorder
    b- [_] Dizziness            d- [_] Paralysis           f- [_] Stroke                  h- [_] Mental Disorder
                                                                                          i- [_] None of These
------------------------------------------------------------------------------------------------------------------------------------

20. a- [_] Pneumonia            d- [_] Pleurisy            g- [_] Persistent Hoarseness   i- [_] None of These
    b- [_] Emphysema            e- [_] Shortness of Breath h- [_] Chronic Respiratory
    c- [_] Tuberculosis         f- [_] Persistent Cough            Disorder
------------------------------------------------------------------------------------------------------------------------------------

21. a- [_] High Blood Pressure  c- [_] Heart Murmur        e- [_] Heart Attack            g- [_] Blood Vessel Disorder
    b- [_] Rheumatic Fever      d- [_] Palpitation         f- [_] Chest Pain              h- [_] Heart Disorder
                                                                                          i- [_] None of These
------------------------------------------------------------------------------------------------------------------------------------

22. a- [_] Hemorrhoids          d- [_] Anorexia Nervosa    g- [_] Recurrent Indigestion   j- [_] Intestinal Disorder
    b- [_] Hepatitis            e- [_] Bulimia             h- [_] Stomach Disorder        k- [_] Gallbladder Disorder
    c- [_] Diverticulitis       f- [_] Liver Disorder      i- [_] Recurrent Diarrhea      l- [_] Intestinal Bleeding
                                                                                          m- [_] None of These
------------------------------------------------------------------------------------------------------------------------------------

23. a- [_] Kidney Stone         d- [_] Sugar in Urine      g- [_] Kidney Disorder         i- [_] Pus in Urine
    b- [_] Albumin in Urine     e- [_] Prostate Disorder   h- [_] Reproductive System     j- [_] Sexually Transmitted
    c- [_] Blood in Urine       f- [_] Bladder Disorder              Disorder                          Disease
                                                                                          k- [_] None of These
------------------------------------------------------------------------------------------------------------------------------------

24. a- [_] Diabetes             b- [_] Thyroid Disorder    c- [_] Endocrine (glandular)   d- [_] None of These
                                                                       Disorder
------------------------------------------------------------------------------------------------------------------------------------

25. a- [_] Allergies            c- [_] Leukemia            e- [_] Congenital Disorder     g- [_] None of These
    b- [_] Anemia               d- [_] Blood Disorder      f- [_] Recurrent Infections
------------------------------------------------------------------------------------------------------------------------------------

26. a- [_] Sciatica             c- [_] Lameness            e- [_] Amputation              g- [_] None of These
    b- [_] Gout                 d- [_] Deformity           f- [_] Speech Defect
------------------------------------------------------------------------------------------------------------------------------------

27. a- [_] Skin Cancer          c- [_] Cancer              e- [_] Tumor                   g- [_] None of These
    b- [_] Fibroids             d- [_] Skin Disorder       f- [_] Lymph Gland Disorder
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Medical Information and Details
--------------------------------------------------------------------------------
28. Other than previously stated in this application, within the last five years
    ------------------------------------------------
    have you:                                                           Yes  No
    a. Had any mental or physical disorder?............................ [_] [_]
    b. Had a consultation, surgery, or injury requiring treatment by a physician, hospital or other medical facility?.................. [_] [_]
    c. Had any electrocardiogram, x-ray or other diagnostic test, excluding an HIV test?.......................................... [_] [_]
    d. Been advised to have medical treatment, diagnostic tests
       (excluding an HIV test), hospitalization or surgery which
       was not completed; or are you now planning to seek such advice or treatment?................................................... [_] [_]
    e. Been, or are you currently, under treatment or taking any medication?..................................................... [_] [_]

For each item checked "Yes," enter details in 29.

                                                                           Page
APPLICATION NO.
--------------------------------------------------------------------------------
         COMPLETE 29 FOR EACH APPROPRIATE ITEM CHECKED IN 12 - 28 ABOVE
--------------------------------------------------------------------------------
 29. Explanatory Details and Remarks for Medical History (Use form A51 for additional histories).

-----------------------------------------------------------------------------------------------------------------------
A.Ques.                                              Medication/             Still Under   #of Attacks/    Dates (mo/yr)
  No.                 Diagnosis                        Treatment              Treatment    Occurrences    Onset Recovery
-----------------------------------------------------------------------------------------------------------------------
          - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -[_]Yes [_]No
-----------------------------------------------------------------------------------------------------------------------
               Physician / Medical Facility Name                              Address                          ZIP
-----------------------------------------------------------------------------------------------------------------------

          - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

-----------------------------------------------------------------------------------------------------------------------
B.Ques.                                              Medication/             Still Under  #of Attacks/    Dates (mo/yr)
  No.                 Diagnosis                        Treatment              Treatment  Occurrences    Onset  Recovery
-----------------------------------------------------------------------------------------------------------------------
          - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -[_]Yes [_]No
-----------------------------------------------------------------------------------------------------------------------
               Physician / Medical Facility Name                              Address                          ZIP
-----------------------------------------------------------------------------------------------------------------------

          - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

-----------------------------------------------------------------------------------------------------------------------
C.Ques.                                              Medication/             Still Under  #of Attacks/    Dates (mo/yr)
  No.                 Diagnosis                        Treatment              Treatment  Occurrences     Onset Recovery
-----------------------------------------------------------------------------------------------------------------------
          - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -[_]Yes [_]No
-----------------------------------------------------------------------------------------------------------------------
               Physician / Medical Facility Name                              Address                          ZIP
-----------------------------------------------------------------------------------------------------------------------

          - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

-----------------------------------------------------------------------------------------------------------------------
D.Ques.                                              Medication/             Still Under  #of Attacks/    Dates (mo/yr)
  No.                 Diagnosis                        Treatment              Treatment  Occurrences     Onset Recovery
-----------------------------------------------------------------------------------------------------------------------
          - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -[_]Yes [_]No
-----------------------------------------------------------------------------------------------------------------------
               Physician / Medical Facility Name                              Address                          ZIP
-----------------------------------------------------------------------------------------------------------------------
           - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
-----------------------------------------------------------------------------------------------------------------------

30. Personal Physician Information
a. [_] Name/Address given in: [_] 29A   [_]29B   [_]29C   [_]29D        b. Reason you last consulted this physician
   [_] Have no personal physician                                       [_] As indicated in: [_] 29A   [_]29B   [_]29C   [_]29D
   [_] Other - give Personal Physician Name/Address here:               [_] Routine or General Exam - all findings normal
                                                                        [_] Other - give details here:

Physician Name
                                                                        Date Last Seen
---------------------------------------------------------------------                  ------------------------------------------
                                                                        Diagnosis or
 Address                                                                Reason Last Seen
---------------------------------------------------------------------                  ------------------------------------------
                                                                        Medication/
 City                                               State     ZIP       Treatment
---------------------------------------------------------------------                  ------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


Agreement and Signatures

I agree that: (1) this application consists of Parts 1 and 2 and any amendments and supplements which shall be attached to the policy if issued and (2) no knowledge on the part of any agent, medical examiner or any other person as to any facts pertaining to me shall be considered as having been made to or brought to the knowledge of the Company unless stated in either Part 1 or part 2 of this application or any amendments or supplements. To the best of my knowledge and belief, all information is complete and true and was correctly recorded before I signed my name below.

Signed at                                               on            , 19
         -----------------------------------------------  ------------    --
                     city                    state            date

Witness                                         Proposed Insured
       -----------------------------------------                ----------------
       Medical Examiner - or Agent if Non-Medical

--------------------------------------------------------------------------------

Amount                   Agency            Agency      Printed Name
Applied For $            Name              No.         of Agent
             ------------    --------------   ---------        -----------------

APPLICATION NO.

                            MEDICAL EXAMINER'S REPORT
 EXAMINATION TO BE MADE IN PRIVATE AND THIS BLANK TO BE COMPLETED BY THE MEDICAL
                       EXAMINER IN HIS OR HER HANDWRITING
--------------------------------------------------------------------------------
1. A. Height in shoes        ft.       in.
                     --------   -------
   B. Weight (clothed)        lbs.
                      --------
   C. Loss in weight the past year     [_] Yes    [_] No
         If "Yes", Amount      lbs.    Reason
                         ------              -----------------------------------
--------------------------------------------------------------------------------
2. BLOOD PRESSURE (sitting):
   If first reading over 140/90 or under 110/70, make two additional readings.

                           -----------------------------------------------------
   Systolic
                           -----------------------------------------------------
   Diastolic (fifth phase)
--------------------------------------------------------------------------------
3. PULSE:

                              At Rest       After Exercise      3 Minutes Later

   Rate
                           -----------------------------------------------------
   Irregularities per min.
--------------------------------------------------------------------------------
4.  HEART: Is there any
                Enlargement     [_] Yes [_] No       Dyspnea   [_] Yes  [_] No
                Murmur(s)       [_] Yes [_] No       Edema     [_] Yes  [_] No

                 (Describe below - if more than one, describe separately)
                     ------------------------
    Location             Murmur   Murmur
                           1.        2.          Indicate:
                     ------------------------

   Frequency:
       - Constant         [_]       [_]
       - Inconstant       [_]       [_] Apex by           X.

   Transmission:                                             [GRAPHIC OF
       - Transmitted      [_]       [_]                       RIBCAGE APPEARS
       - Localized        [_]       [_] Murmur area by    O.  HERE]

   Timing:                              Point of greatest
       - Systolic         [_]       [_] intensity by      M.
       - Diastolic        [_]       [_]
       - Presystolic      [_]       [_] Transmission by - - ->

   Grade:
       - Soft (Gr. 1 - 2) [_]       [_] Based on the history and examination,
       - Mod. (Gr. 3 - 4) [_]       [_] what is your impression?
       - Loud (Gr. 5 - 6) [_]       [_]

   After exercise characteristics:
       - Increased        [_]       [_]
       - Absent           [_]       [_]
       - Unchanged        [_]       [_]
       - Decreased        [_]       [_]
--------------------------------------------------------------------------------
5. Is there on examination any abnormality of the following:
   (Circle applicable items and give details)......................... Yes  No
   A.  Head; eyes; ears; nose; mouth; pharynx?........................ [_]  [_]
   B.  Skin (incl. scars); lymph nodes; varicose veins or peripheral arteries?...................................................... [_]  [_]
   C.  Nervous system (include reflexes, gait, paralysis)?............ [_]  [_]
   D.  Lungs?......................................................... [_]  [_]
   E.  Abdomen (include scars)?....................................... [_]  [_]
   F.  Genitourinary system?.......................................... [_]  [_]
   G.  Endocrine system (include thyroid and breasts)?................ [_]  [_]
   H.  Musculoskeletal system (include spine, joints, amputations, deformities)?.................................................. [_]  [_]
--------------------------------------------------------------------------------
6. A.  Are there any hernias?......................................... [_]  [_]
   B.  Any hemorrhoids (by history or observation)?................... [_]  [_]
--------------------------------------------------------------------------------
7. Are you aware of or do you suspect any other medical, alcoholic or drug history?...................................................... [_]  [_]
   (A confidential report may be sent to the Medical Director.)
--------------------------------------------------------------------------------
   A urinalysis must be performed unless a specimen is being sent.
8. URINALYSIS: Albumin                           Sugar
   If albumin or sugar is found, or the blood pressure is over 140/90, or if there is a history of genitourinary disease, diabetes or hypertension, a specimen should be mailed to the designated lab facility.
   Is a specimen being sent to the designated lab facility?........... [_]  [_]
--------------------------------------------------------------------------------
9. Have you drawn blood or completed an EKG or X-ray on the Proposed Insured?

       [_] Drawn Blood         [_] EKG          [_] X-ray
--------------------------------------------------------------------------------
10. Details of "yes" answers and supplementary remarks. Identify them by question number.
--------------------------------------------------------------------------------
  Ques. No.                                   Comments
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Place lab ID slip
bar code label here}     [BAR CODE APPEARS HERE]

--------------------------------------------------------------------------------
Do you know the Proposed Insured?   [_] Yes  [_] No
Are you related?                    [_] Yes  [_] No
I have reviewed the history and examined the Proposed Insured in private and
witnessed his/her signature at   [_] My office
                                 [_] Proposed Insured's place of business
                                 [_] Proposed Insured's residence
                                 [_]
                                     ------------------------------------

on this___________day of___________, 19__ at________o'clock_______M.


-----------------------------------------------------------------
     (Printed Name or Paramedical Facility (if used))

                                                             M.D.
------------------------------------------------------------
           Signature of Medical Examiner

                                                             M.D
-------------------------------------------------------------
          Printed Name of Medical Examiner
--------------------------------------------------------------------------------
       Confidential information should be forwarded on separate copy to:
        Medical Director, Massachusetts Mutual Life Insurance Company,
                       Springfield, Massachusetts 01111